UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2009

Grubb & Ellis Apartment REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-52612	20-3975609
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 300, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	714-667-8252

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information reported in Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported in our Current Report on Form 8-K filed on November 7, 2007, we entered into a loan agreement for a revolving $10,000,000 loan with Wachovia Bank, or the Wachovia Loan Agreement. On August 31, 2009, we entered into a fifth amendment to and waiver of loan agreement with Wachovia, or the Wachovia Fifth Amendment. In connection with the Wachovia Fifth Amendment, we amended certain mandatory prepayment provisions of the Wachovia Loan Agreement, as amended; obtained a waiver with respect to the mandatory prepayments required to be made prior to the Wachovia Fifth Amendment under the Wachovia Loan Agreement, as amended; and redefined certain defined terms of the Wachovia Loan Agreement, as amended.

The material terms of the Wachovia Fifth Amendment require us to make payments in an amount equal to the greater of (a) eighty percent (80%) of all equity proceeds received by us during any period for which an equity raise statement has been provided and for which a related payment has not already been made, or (b) a mandatory principal payment amount. The mandatory principal payment amount shall mean an installment principal payment in the amount of $500,000 due on September 1, 2009 which we paid to Wachovia prior to the Wachovia Fifth Amendment effective date of August 31, 2009, and an installment principal payment in the amount of $500,000 due October 1, 2009. In addition, we obtained a waiver for any default that may have occurred with respect to the mandatory prepayments required to be made under the Wachovia Loan Agreement, as amended, prior to the Wachovia Fifth Amendment effective date.

This description of the material terms of the Wachovia Fifth Amendment is qualified in its entirety by the terms of the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1 Fifth Amendment to and Waiver of Loan Agreement dated August 31, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Apartment REIT, Inc.

September 4, 2009	By:	/s/ Stanley J. Olander, Jr.

Name: Stanley J. Olander, Jr.
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	Fifth Amendment to and Waiver of Loan Agreement dated August 31, 2009.